UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): September 26, 2016

COGENTIX MEDICAL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-20970	13-3430173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5420 Feltl Road Minnetonka, Minnesota	53343
(Address of Principal Executive Offices)	(Zip Code)

(952) 426-6140
Registrant's telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 27, 2016, Cogentix Medical, Inc. (the “Company”) intends to make a presentation at the Ladenburg Thalmann 2nd Annual Healthcare Conference in New York, New York.  A copy of the Company’s slide presentation (the “Presentation”) to be used at the Conference is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Transactions and Where to Find It

The Presentation includes information regarding proposed transactions that will be submitted to the shareholders of Cogentix Medical for their approval.  In connection with that approval, Cogentix will file with the Securities and Exchange Commission (the “SEC”) a proxy statement containing information about the proposed transactions.  Shareholders are urged to read the proxy statement when it becomes available, because it will contain important information.  Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Cogentix, without charge at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330.  Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to Brett Reynolds, Senior Vice President and Chief Financial Officer, Cogentix Medical, Inc., 5420 Feltl Road, Minnetonka, MN 55343, 952-426-6152.

Participants in the Solicitation

Cogentix and some or all of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Cogentix shareholders in respect of the proposed transactions discussed in the Presentation.  Information regarding the directors and executive officers of Cogentix is contained in the proxy statement for our 2016 annual meeting of shareholders, which was filed with the SEC on April 25, 2016.  Additional information regarding the interests of such potential participants will also be included in the proxy statement when it becomes available.

The information in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” with the SEC or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Description

99.1	Presentation of Cogentix Medical, Inc. dated September 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGENTIX MEDICAL, INC.

Date:	September 26, 2016	By:	/s/ Brett Reynolds
		Name:	Brett Reynolds
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Presentation of Cogentix Medical, Inc. dated September 2016